SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 17, 2007 (July 12, 2007)

WADDELL & REED FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13913	51-0261715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Lamar Avenue
Overland Park, Kansas 66202

(Address of Principal Executive Offices) (Zip Code)

(913) 236-2000

(Registrant’s telephone number, including area code)

(Registrant’s Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02:                                   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b)           On July 12, 2007, Mark A. Schieber resigned as Principal Accounting Officer of Waddell & Reed Financial, Inc. (the “Company”). Mr. Schieber continues to serve as Senior Vice President and Controller of the Company.

(c)           On July 12, 2007, Brent K. Bloss, age 38, was appointed Senior Vice President - Finance and Principal Accounting Officer of the Company, effective July 12, 2007. Mr. Bloss has served as Treasurer of the Company since January 2006 and will continue to hold that title. Additionally, effective June 1, 2007, Mr. Bloss was appointed Senior Vice President — Finance of Waddell & Reed, Inc. and Ivy Funds Distributor, Inc., two of the Company’s broker-dealer subsidiaries.

Mr. Bloss has been employed with the Company since January 2002. Prior to being appointed to the above referenced offices, Mr. Bloss served as Vice President of the Company from April 2004 to July 2007, as Assistant Treasurer of the Company from January 2002 to January 2006 and as Assistant Vice President of the Company from January 2002 to April 2004. From September 1995 to December 2001, he served in various roles in the audit practice of the international accounting firm of KPMG LLP.

ITEM 5.03                                       AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

(a)           On July 12, 2007, the Board of Directors of the Company approved an amendment and restatement of the Company’s bylaws (as amended and restated, the “Restated Bylaws”) to revise Article VI to expressly provide for the issuance of uncertificated shares. These revisions are in response to a recent amendment to the New York Stock Exchange Listed Company Manual, which will be effective on January 1, 2008, requiring issuers to be eligible for a direct registration program. A direct registration program permits investors’ ownership to be recorded and maintained on the issuer’s (or its transfer agent’s) books and records without the issuance of a physical stock certificate. The Restated Bylaws are effective immediately.

The above summary of the revisions to Article VI of the Company’s bylaws is qualified in its entirety by reference to the Restated Bylaws, a copy of which is attached to this report as Exhibit 3.1 and incorporated by reference herein.

ITEM 9.01                                       FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits.

3.1           Amended and Restated Bylaws of Waddell & Reed Financial, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WADDELL & REED FINANCIAL, INC.

Date: July 17, 2007	By:	/s/ Daniel P. Connealy
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Waddell & Reed Financial, Inc.